Exhibit 10.1
                                                                    ------------

                                   AMENDMENT
                                       TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

This AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is made and entered into as of the 24th day of October, 2007, by and among NATIONAL DENTEX CORPORATION, a Massachusetts corporation ("Dentex"), its Subsidiaries listed on the signature page(s) hereto (together with Dentex, collectively the "Borrowers"), and BANK OF AMERICA, N.A. (the "Bank"). Capitalized terms used herein without definition shall have the meaning ascribed to them in the Loan Agreement (as defined below).

WHEREAS, the Borrowers and the Bank are parties to that certain Second Amended and Restated Loan Agreement dated as of November 7, 2006, as amended by that certain Loan Modification Agreement dated as of March 29, 2007 (as the same may be further amended and in effect from time to time, the "Loan Agreement"), pursuant to which the Bank has extended credit to the Borrowers on the terms set forth therein;

WHEREAS, the Borrowers have requested the Bank to amend the Minimum Consolidated EBITDA covenant, set forth in Section 6(v) of the Loan Agreement and the Maximum Consolidated Total Funded Debt to Consolidate EBITDA covenant set forth in
Section 6(u) of the Loan Agreement;

WHEREAS, the Bank is willing to grant and make such amendments to the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Amendment to ss.6(u) of the Loan Agreement. Section 6(u) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

     "(u) Maximum Consolidated Total Funded Debt to Consolidated EBITDA. As of the end of any fiscal quarter, the ratio of (a) Consolidated Total Funded Debt as of such date to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on the date of calculation (i) prior to and including June 30, 2008, shall not exceed 2.5:1.0 and (ii) thereafter shall not exceed 2.0:1.0."

     2. Amendment to ss.6(v) of the Loan Agreement. Section 6(v) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

     "6(v) Minimum Consolidated EBITDA. For the period of four (4) consecutive fiscal quarters then ended, the Borrowers shall not permit Consolidated EBITDA to be less than (i) $15,3000,000 on December 31, 2006, (ii) $16,300,000 on March
31, 2007, (iii) $16,300,000 on June 30, 2007, (iv) $17,000,000 on September 30,
2007, (v) $17,500,000 on December 31, 2007, (vi) $18,000,000 on March 31, 2008,
(vii) $18,500,000 on June 30, 2008, (viii) $19,000,000 on September 30, 2008,
(ix) $19,500,000 on December 31, 2008, (x) $20,000,000 on March 31, 2009, (xi)
$20,500,000 on June 30, 2009, (xii) $21,000,000 on September 30, 2009, and
(xiii) $21,500,000 on the last day of each fiscal quarter thereafter."

     3. Effective Date and Conditions to Effectiveness. This Amendment shall be effective as of June 30, 2007, upon the receipt by the Bank of a counterpart signature page to this Amendment duly executed and delivered by each of the Borrowers.

     4. Representations and Warranties. Each of the Borrowers represents and warrants as follows:

     (a) The execution and delivery of this Agreement and the performance of each of this Amendment and the Loan Agreement, as amended as of the date hereof, are within the corporate power and authority of such Borrower and have been or will be authorized by proper corporate proceedings, and do not (i) require any consent or approval of the stockholders of such Borrower, (ii) contravene any provision of the charter documents or by-laws of such Borrower or any law, rule or regulation applicable to such Borrower, or (iii) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

     (b) This Amendment and the Loan Agreement, as amended as of the date hereof, and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     (c) Except with respect to filings with the U.S. Securities and Exchange Commission, the execution, delivery and performance of this Amendment, as of the date hereof, do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

     (d) Each of the representations and warranties of the Borrowers contained in the Loan Agreement (after giving effect to this Amendment) or in any document or instrument delivered pursuant to or in connection with the Loan Agreement are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and changes occurring in the ordinary course of business which singly or in the aggregate do not create a Material Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date).

     (e) After giving effect to this Amendment, no Default or Event of Default under the Loan Agreement has occurred and is continuing.

     5. Ratification, etc. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. Each Borrower hereby affirms all of its obligations under the Loan Agreement and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Bank the Loans and all other amounts due under the Loan Agreement (as amended hereby) and the other Loan Documents. This Amendment and the Loan Agreement shall hereafter be read and construed together as a single document, and all references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Amendment.

     6. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be deemed to be a document executed under seal and shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (excluding the laws applicable to conflicts or choice of law).

     7. Delivery By Facsimile Or Other Electronic Transmission. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission in which the actual signature is evident, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re-execute original forms hereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or other electronic transmission in which the actual signature is evident to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission in which the actual signature is evident as a defense to the formation of a contract and each party forever waives such defense.

     8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.


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


     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.



NATIONAL DENTEX CORPORATION

By: /s/ Richard F. Becker, Jr.
    --------------------------
Name:  Richard F. Becker, Jr.
Title: Executive Vice President and Treasurer



GREEN DENTAL LABORATORIES, INC.,

By: /s/ Richard F. Becker, Jr.
    --------------------------
Name:  Richard F. Becker, Jr.
Title: Assistant Treasurer



KELLER GROUP, INCORPORATED

By: /s/ Richard F. Becker, Jr.
    --------------------------
Name:  Richard F. Becker, Jr.
Title: Assistant Treasurer and Assistant Secretary



KELLER LABORATORIES, INCORPORATED - MIDWEST

By: /s/ Richard F. Becker, Jr.
    --------------------------
Name:  Richard F. Becker, Jr.
Title: Assistant Treasurer and Assistant Secretary



KELLER LABORATORIES, INC. - SOUTHEAST

By: /s/ Richard F. Becker, Jr.
    -------------------------
Name:  Richard F. Becker, Jr.
Title: Assistant Treasurer and Assistant Secretary

Acknowledged and Agreed:
------------------------

BANK OF AMERICA, N.A.,
as the Bank

    By: /s/ Richard J. MacDonald
        ------------------------
    Name:  Richard J. MacDonald
    Title: Vice President